Exhibit 10.2

AMENDMENT NO.

TO THE EMPLOYEE RESTRICTED STOCK AWARD

TOREADOR RESOURCES CORPORATION

2005 LONG-TERM INCENTIVE PLAN

This AMENDMENT NO.      (this “Amendment”) is made this      day of                     , 2008 by and between Toreador Resources Corporation, a Delaware corporation (the “Company”), and                                  (the “Participant”), to that certain Restricted Stock Award Agreement (the “Agreement”) by and between the Company and the Participant dated                                 ,             .  Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement, or to the extent such terms are not defined in the Agreement, the meanings ascribed to such terms in the Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Plan”).

WHEREAS, pursuant to the terms of the Plan and the Agreement, the Company awarded to the Participant [# of shares] shares of Restricted Stock; and

WHEREAS, pursuant to Section      of the Agreement, the Agreement may be amended if the amendment is in writing and signed by the Company and the Participant; and

WHEREAS, the Company and the Participant desire to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and for other good and valuable consideration, the Company and the Participant hereby amend the Agreement as follows:

1.         Section 3 of the Agreement is hereby amended by amending and restating the last sentence of Section 3 to be as follows:

Notwithstanding the foregoing, in the event that while the Participant is employed by (or if the Participant is a Consultant, is providing services to) the Company or a Subsidiary, (i) a Change in Control occurs, then immediately prior to the effective date of such Change in Control, the total Awarded Shares not previously vested shall thereupon immediately become fully vested or (ii) the Participant dies, the total Awarded Shares not previously vested shall immediately become vested upon the Participant’s death.

2.         Except as amended hereby, the terms of the Agreement shall remain in full effect.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first set forth above.

TOREADOR RESOURCES CORPORATION

By:
Name:

PARTICIPANT

By:
Name: